Filed pursuant to Rule 497(e)
Registration No. 2-66885

SUPPLEMENT DATED DECEMBER 15, 1995
TO THE PROSPECTUS DATED AUGUST 1, 1995
OF
IAI REGIONAL FUND
(a portfolio of IAI Investment Funds IV, Inc.)

Effective December 31, 1995, Julian ("Bing") Carlin is retiring as Senior Vice President and equity portfolio manager of Investment Advisers, Inc. At that time, Mr. Carlin also will retire as portfolio manager of IAI Regional Fund. Mark Hoonsbeen, who has been involved in the management of Regional Fund since 1994, will continue to have responsibility for the management of the Fund.